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                                 Exhibit 10.46

                           REAFFIRMATION OF GUARANTY

                  The undersigned, Horizon Group Properties, Inc., a Maryland corporation, and Horizon Group Properties, L.P., a Delaware limited partnership, hereby acknowledge receipt of a copy of that certain (1) Second Amendment to Loan Agreement and Settlement Agreement (the "AMENDMENT AND SETTLEMENT AGREEMENT") dated as of the date hereof by Third Horizon Group Limited Partnership ("BORROWER"), Horizon Group Properties, Inc., Horizon Group Properties, L.P. and CDC Mortgage Capital Inc. ("LENDER"), which, among other things, amends that certain Loan Agreement dated as of June 15, 1998 among Borrower, Nebraska Crossing Factory Shops, L.L.C. ("NEBRASKA LLC"), Indiana Factory Shops, L.L.C. ("INDIANA LLC") and Nomura Asset Capital Corporation ("NACC") (predecessor-in-interest to Lender) (as so amended, the "LOAN AGREEMENT") and (2) Second Amended and Restated Note in the principal amount of $33,464,579.52 dated as of the date hereof made by Borrower in favor of Lender, which amends and restates in its entirety that certain Amended and Restated Note dated as of June 15, 1998 made by Borrower, Nebraska LLC and Indiana LLC to NACC in the principal amount of $108,205,000.00 (as so amended, the "NOTE"). All capitalized terms used herein unless otherwise defined shall have the meaning set forth in the Loan Agreement.

                  Pursuant to that certain Guaranty dated as of June 15, 1998 made by the undersigned in favor of NACC (the "GUARANTY"), the undersigned unconditionally, absolutely and irrevocably, jointly and severally, guaranteed to NACC (1) the full and prompt payment of the principal and interest on the Note when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, (2) the prompt payment of all fees and all other sums which become due and owing under the Note, the Loan Agreement, the Mortgages and the other Loan Documents and (3) the payment of all Enforcement Costs (as defined in the Guaranty).

                  Each of the undersigned hereby (1) reaffirms its obligations under the Guaranty, (2) represents and warrants that all of its representations and warranties set forth in the Guaranty are true and correct as of the date hereof as though such representations and warranties were made as of the date hereof, (3) represents and warrants that there are no defenses, offsets or counterclaims with respect any of its obligations under the Guaranty, (4) agrees and acknowledges that the Guaranty remains unmodified, in full force and effect, and valid, binding and enforceable in accordance with its terms and (5) agrees and acknowledges that the Amendment and Settlement Agreement is a "Loan Document" under the Loan Agreement and, accordingly, the obligations of Borrower thereunder are guaranteed by each of the undersigned pursuant to the Guaranty to the same extent as if the Amendment and Settlement Agreement was executed at Closing.


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                  This Reaffirmation of Guaranty has been duly executed as of this ____ day of July, 2001.

                                   GUARANTORS:

                                   HORIZON GROUP PROPERTIES, INC.,

                                   a Maryland corporation

                                   By:  ________________________________
                                        Name:
                                        Title:

                                   HORIZON GROUP PROPERTIES, L.P.,
                                   a Delaware limited partnership

                                   By:  Horizon Group Properties, Inc.,
                                        its general partner

                                        By:  ___________________________
                                             Name:
                                             Title:


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